UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2020

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14989	25-1723342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive Suite 700	15219
Pittsburgh, Pennsylvania	(Zip Code)
(Address of principal executive offices)

(412) 454-2200
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, par value $.01 per share	WCC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

WESCO International, Inc. (“WESCO”) is filing this Current Report on Form 8-K for the purpose of incorporating by reference the information set forth herein, including the exhibits hereto, into (a) WESCO’s Registration Statement on Form S-4 (File No. 333-236307), initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 7, 2020, and amended on March 4, 2020 and March 9, 2020 (as amended, the “Registration Statement”), and (b) the proxy statement/prospectus contained therein.  The Registration Statement was declared effective on March 11, 2020 and the proxy statement/prospectus contained therein constitutes a prospectus of WESCO under the Securities Act of 1933, as amended (the “Securities Act”), and a proxy statement of Anixter International Inc. (“Anixter”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01.	Other Events.

On March 18, 2020, Anixter issued a press release (the “Press Release”) announcing that, due to the emerging public health impact of the coronavirus (COVID-19) pandemic, the location of Anixter’s special meeting of stockholders has been changed and will be held in a virtual meeting format only.  The purpose of the special meeting is to consider and vote on certain proposals relating to the previously announced Agreement and Plan of Merger, dated as of January 10, 2020, by and among Anixter, WESCO and Warrior Merger Sub, Inc., a wholly owned subsidiary of WESCO (“Merger Sub”), pursuant to which Merger Sub will be merged with and into Anixter (the “Merger”), with Anixter surviving the Merger as a wholly owned subsidiary of WESCO.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Press Release contains forward looking statements that should be read together with the important factors referred to or incorporated by reference in the “Forward-Looking Statements” therein.

Further information regarding this change to the location of the special meeting can be found in the Notice of Change of Location filed by Anixter with the SEC on Schedule 14A on March 18, 2020 (the “Notice of Change of Location”). A copy of the Notice of Change of Location is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Anixter Press Release, dated March 18, 2020

99.2	Anixter Notice of Change of Location, dated March 18, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

March 18, 2020	By:	/s/ David S. Schulz
(Date)		David S. Schulz
Senior Vice President and Chief Financial Officer